EnPro Industries, Inc.

Consolidated Statements of Operations (Unaudited)

For the Quarters and Nine Months Ended September 30, 2013 and 2012
(Stated in Millions of Dollars, Except Per Share Data)

	Quarters Ended		Nine Months Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Net sales	$276.0	$291.7	$868.7	$904.9
Cost of sales	183.9	192.9	573.2	595.9
Gross profit	92.1	98.8	295.5	309.0
Operating expenses:
Selling, general and administrative	71.4	68.8	219.6	218.1
Other	2.4	1.2	6.1	3.5
Total operating expenses	73.8	70.0	225.7	221.6
Operating income	18.3	28.8	69.8	87.4
Interest expense	(11.3)	(10.9)	(33.7)	(32.5)
Interest income	0.2	—	0.6	0.2
Other expense	—	(0.5)	(6.3)	(1.0)
Income before income taxes	7.2	17.4	30.4	54.1
Income tax expense	(1.6)	(6.1)	(8.2)	(18.8)
Net income	$5.6	$11.3	$22.2	$35.3
Basic earnings per share	$0.27	$0.54	$1.06	$1.71
Average common shares outstanding (millions)	20.9	20.7	20.9	20.6
Diluted earnings per share	$0.23	$0.53	$0.96	$1.64
Average common shares outstanding (millions)	24.3	21.3	23.2	21.5

EnPro Industries, Inc.

Consolidated Statements of Cash Flows (Unaudited)

For the Nine Months Ended September 30, 2013 and 2012
(Stated in Millions of Dollars)

	2013	2012
Operating activities
Net income	$22.2	$35.3
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	22.3	21.0
Amortization	20.4	19.6
Accretion of debt discount	5.6	5.1
Deferred income taxes	(5.8)	3.5
Stock-based compensation	(1.2)	4.6
Excess tax benefits from stock-based compensation	(2.0)	—
Change in assets and liabilities, net of effects of acquisitions of businesses:
Accounts receivable	(15.3)	(12.5)
Inventories	(5.8)	(14.2)
Accounts payable	(8.4)	(7.6)
Other current assets and liabilities	11.9	3.2
Other non-current assets and liabilities	(5.8)	(2.1)
Net cash provided by operating activities	38.1	55.9
Investing activities
Purchases of property, plant and equipment	(21.9)	(20.4)
Payments for capitalized internal-use software	(6.4)	(3.6)
Acquisitions, net of cash acquired	(2.0)	(85.3)
Other	0.3	0.1
Net cash used in investing activities	(30.0)	(109.2)
Financing activities
Net proceeds from (repayments of) short-term borrowings	10.8	(0.5)
Proceeds from debt	143.9	226.4
Repayments of debt	(143.9)	(162.2)
Other	2.0	0.2
Net cash provided by financing activities	12.8	63.9
Effect of exchange rate changes on cash and cash equivalents	0.3	0.8
Net increase in cash and cash equivalents	21.2	11.4
Cash and cash equivalents at beginning of period	53.9	30.7
Cash and cash equivalents at end of period	$75.1	$42.1
Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$21.2	$20.6
Income taxes	$14.0	$15.3

EnPro Industries, Inc.

Consolidated Balance Sheets (Unaudited)

As of September 30, 2013 and December 31, 2012
(Stated in Millions of Dollars)

	September 30, 2013	December 31, 2012

Current assets
Cash and cash equivalents	$75.1	$53.9
Accounts receivable	203.0	187.2
Inventories	137.2	130.8
Other current assets	28.8	22.3
Total current assets	444.1	394.2
Property, plant and equipment	185.5	185.5
Goodwill	219.5	220.4
Other intangible assets	205.6	222.5
Investment in GST	236.9	236.9
Other assets	130.7	111.4
Total assets	$1,422.3	$1,370.9
Current liabilities
Short-term borrowings from GST	$20.2	$10.1
Notes payable to GST	11.2	10.7
Current maturities of long-term debt	154.6	1.0
Accounts payable	75.7	83.9
Accrued expenses	139.5	121.8
Total current liabilities	401.2	227.5
Long-term debt	36.3	184.3
Notes payable to GST	248.1	237.4
Pension liability	98.8	112.7
Other liabilities	64.5	61.9
Total liabilities	848.9	823.8
Temporary equity	17.9	—
Shareholders' equity
Common stock	0.2	0.2
Additional paid-in capital	406.3	425.4
Retained earnings	168.1	145.9
Accumulated other comprehensive loss	(17.7)	(23.0)
Common stock held in treasury, at cost	(1.4)	(1.4)
Total shareholders' equity	555.5	547.1
Total liabilities and equity	$1,422.3	$1,370.9

EnPro Industries, Inc.

Segment Information (Unaudited)

For the Quarters and Nine Months Ended September 30, 2013 and 2012
(Stated in Millions of Dollars)

Sales
	Quarters Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Sealing Products	$157.9	$152.4	$470.4	$467.0
Engineered Products	84.1	87.1	271.0	282.8
Engine Products and Services	34.9	53.1	129.3	157.2
	276.9	292.6	870.7	907.0
Less intersegment sales	(0.9)	(0.9)	(2.0)	(2.1)
	$276.0	$291.7	$868.7	$904.9

Segment Profit
	Quarters Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Sealing Products	$24.2	$23.6	$73.2	$68.9
Engineered Products	2.9	3.5	17.3	19.3
Engine Products and Services	2.3	10.4	13.5	30.0
	$29.4	$37.5	$104.0	$118.2

Segment Margin
	Quarters Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Sealing Products	15.3%	15.5%	15.6%	14.8%
Engineered Products	3.4%	4.0%	6.4%	6.8%
Engine Products and Services	6.6%	19.6%	10.4%	19.1%
	10.7%	12.9%	12.0%	13.1%

Reconciliation of Segment Profit to Net Income
	Quarters Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Segment profit	$29.4	$37.5	$104.0	$118.2
Corporate expenses	(7.6)	(6.9)	(25.2)	(25.1)
Interest expense, net	(11.1)	(10.9)	(33.1)	(32.3)
Other expense, net	(3.5)	(2.3)	(15.3)	(6.7)
Income before income taxes	7.2	17.4	30.4	54.1
Income tax expense	(1.6)	(6.1)	(8.2)	(18.8)
Net income	$5.6	$11.3	$22.2	$35.3

Segment profit is total segment revenue reduced by operating expenses and restructuring and other costs identifiable with the segment. Corporate expenses include general corporate administrative costs. Expenses not directly attributable to the segments, corporate expenses, net interest expense, gains/losses related to the sale of assets, impairments and income taxes are not included in the computation of segment profit. The accounting policies of the reportable segments are the same as those for the Company.

EnPro Industries, Inc.

Reconciliation of Income Before Selected Items to Net Income (Unaudited)

For the Quarters and Nine Months Ended September 30, 2013 and 2012
(Stated in Millions of Dollars, Except Per Share Data)

	Quarters Ended September 30,
	2013		2012
	$	Per share	$	Per share
Income before selected items	$13.0	$0.53	$17.2	$0.81
Adjustments (net of tax):
Restructuring costs	(0.8)	(0.03)	(0.7)	(0.03)
Environmental reserve adjustment	—	—	(0.3)	(0.02)
Interest expense and royalties with GST	(5.1)	(0.21)	(4.6)	(0.21)
Other	(0.8)	(0.03)	—	—
Tax accrual adjustments	(0.7)	(0.03)	(0.3)	(0.02)
Impact	(7.4)	(0.30)	(5.9)	(0.28)
Net income	$5.6	$0.23	$11.3	$0.53

	Nine Months Ended September 30,
	2013		2012
	$	Per share	$	Per share
Income before selected items	$45.0	$1.94	$53.4	$2.48
Adjustments (net of tax):
Restructuring costs	(2.6)	(0.11)	(1.9)	(0.09)
Environmental reserve adjustment	(4.0)	(0.17)	(0.6)	(0.03)
Interest expense and royalties with GST	(14.8)	(0.64)	(13.7)	(0.64)
Other	(1.2)	(0.05)	(1.1)	(0.05)
Tax accrual adjustments	(0.2)	(0.01)	(0.8)	(0.03)
Impact	(22.8)	(0.98)	(18.1)	(0.84)
Net income	$22.2	$0.96	$35.3	$1.64

Management of the Company believes that it would be helpful to the readers of the financial statements to understand the impact of certain selected items on the Company's reported net income and earnings per share, including items that may recur from time to time. This presentation enables readers to better compare EnPro Industries, Inc. to other diversified industrial manufacturing companies that do not incur the sporadic impact of restructuring activities or other selected items. Management acknowledges that there are many items that impact a company's reported results and this list is not intended to present all items that may have impacted these results.

The amounts above, which may be considered non-GAAP financial measures, are shown on an after-tax basis and have been calculated by applying the Company's tax rate to the pre-tax amount. The interest expense with GST is included in interest expense, and the restructuring costs, environmental reserve adjustment and other are included as part of other operating expense and other expense. Per share amounts were calculated by dividing by the weighted-average shares of diluted common stock outstanding during the periods.

EnPro Industries, Inc.

Reconciliation of EBITDA to Segment Profit (Unaudited)

For the Quarters and Nine Months Ended September 30, 2013 and 2012
(Stated in Millions of Dollars)

	Quarter Ended September 30, 2013
			Engine
	Sealing	Engineered	Prods. and	Total
	Products	Products	Services	Segments
Earnings before interest, income taxes, depreciation
and amortization (EBITDA)	$31.6	$8.7	$3.3	$43.6
Deduct depreciation and amortization expense	(7.4)	(5.8)	(1.0)	(14.2)
Segment profit	$24.2	$2.9	$2.3	$29.4
EBITDA margin	20.0%	10.3%	9.5%	15.8%

	Quarter Ended September 30, 2012
			Engine
	Sealing	Engineered	Prods. and	Total
	Products	Products	Services	Segments
Earnings before interest, income taxes, depreciation
and amortization (EBITDA)	$31.6	$8.9	$11.1	$51.6
Deduct depreciation and amortization expense	(8.0)	(5.4)	(0.7)	(14.1)
Segment profit	$23.6	$3.5	$10.4	$37.5
EBITDA margin	20.7%	10.2%	20.9%	17.7%

	Nine Months Ended September 30, 2013
			Engine
	Sealing	Engineered	Prods. and	Total
	Products	Products	Services	Segments
Earnings before interest, income taxes, depreciation
and amortization (EBITDA)	$95.9	$34.3	$16.3	146.5
Deduct depreciation and amortization expense	(22.7)	(17.0)	(2.8)	(42.5)
Segment profit	$73.2	$17.3	$13.5	$104.0
EBITDA margin	20.4%	12.7%	12.6%	16.9%

	Nine Months Ended September 30, 2012
			Engine
	Sealing	Engineered	Prods. and	Total
	Products	Products	Services	Segments
Earnings before interest, income taxes, depreciation
and amortization (EBITDA)	$90.8	$35.6	$32.2	$158.6
Deduct depreciation and amortization expense	(21.9)	(16.3)	(2.2)	(40.4)
Segment profit	$68.9	$19.3	$30.0	$118.2
EBITDA margin	19.4%	12.6%	20.5%	17.5%

For a reconciliation of segment profit to net income, please refer to the Segment Information (Unaudited) schedule.

EnPro Industries, Inc.

Reconciliation of Adjusted EBITDA to Net Income (Unaudited)

For the Quarters and Nine Months Ended September 30, 2013 and 2012
(Stated in Millions of Dollars)

	Quarters Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Earnings before interest, income taxes, depreciation,
amortization, and other selected items (adjusted EBITDA)	$36.0	$44.5	$120.6	$134.0
Adjustments:
Interest expense, net	(11.1)	(10.9)	(33.1)	(32.3)
Income tax expense	(1.6)	(6.1)	(8.2)	(18.8)
Depreciation and amortization expense	(14.3)	(14.3)	(42.7)	(40.7)
Restructuring costs	(1.3)	(1.0)	(4.2)	(3.0)
Environmental reserve adjustment	—	(0.5)	(6.3)	(1.0)
Other	(2.1)	(0.4)	(3.9)	(2.9)
Impact	(30.4)	(33.2)	(98.4)	(98.7)
Net income	$5.6	$11.3	$22.2	$35.3

EnPro Industries, Inc.

Selected Results Reflecting Deconsolidation of GST (Unaudited)

(Stated in Millions of Dollars)

	Quarter Ended		Quarter Ended
	September 30, 2013		September 30, 2012
	EnPro	GST	EnPro	GST
Adjusted net sales *	$270.1	$53.2	$286.2	$52.6
Segment profit/operating profit	$29.4	$14.8	$37.5	$11.9
Adjusted EBITDA	$36.0	$16.4	$44.5	$13.3
Income before selected items	$13.0	$9.2	$17.2	$8.8

	Nine Months Ended		Nine Months Ended
	September 30, 2013		September 30, 2012
	EnPro	GST	EnPro	GST
Adjusted net sales *	$850.4	$167.9	$887.3	$167.1
Segment profit/operating profit	$104.0	$44.1	$118.2	$36.9
Adjusted EBITDA	$120.6	$48.9	$134.0	$41.3
Income before selected items	$45.0	$29.1	$53.4	$25.2

* Adjusted net sales reflect third party sales only, which differ from the sales reported on the accompanying consolidated statements of operations which include intercompany sales from EnPro to GST .